SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                               Amendment No. 1 to
                                 SCHEDULE 13E-3
                        Rule 13e-3 Transaction Statement
                  (Pursuant to Section 13(e) of the Securities
                       Exchange Act of 1934 and Rule 13e-3
                         (Section 240.13e-3) thereunder)

                          -----------------------------

                          COMMUNITY CARE SERVICES, INC.
                              (Name of the Issuer)

                          Community Care Services, Inc.
                                Alan J. Landauer
                        Landauer Hospital Supplies, Inc.
                               LTTR HomeCare, LLC
                              LHS Merger Sub, Inc.
                       (Name of Persons Filing Statement)

                          Common Stock, Par Value $.01
                         (Title of Class of Securities)

                          -----------------------------

                                   20390-10-8
                      (CUSIP Number of Class of Securities)


                                Elia C. Guarneri
                             Chief Financial Officer
                          Community Care Services, Inc.
                    18 Sargent Place, Mount Vernon, NY 10550
                                 (800) 631-3031
 (Name, Address and Telephone Number of Person Authorized to Receive Notices and
             Communications on Behalf of Person(s) Filing Statement)

                          -----------------------------
                                 with copies to:

                               Brian M. Hand, Esq.
                                Nordlicht & Hand
                                645 Fifth Avenue
                                   11th Floor
                               New York, NY 10022

                   This statement is being filed in connection with (check the appropriate box):

         a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17CFR 240.14a-1 to 240.14b-1], Regulation 14C [17CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c)
                [Section 240.13e-3(c)] under the Securities Exchange Act of
                1934.

         b. [ ] The filing of a registration statement under the Securities Act of 1933.

         c. [ ] A tender offer.

         d. [ ] None of the above.

         Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

         Calculation of Filing Fee


           Transaction Valuation (1)              Amount of Filing Fee

                  ---------                           -----------

                  $6,035,521.20                                $0

[X]      Check box if any part of the fee is offset as provided by Rule 0-11
         (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement umber, or the Form or Schedule and the date of its filing.

           Amount Previously Paid:   $1,207.10
           Form or Registration No.: Preliminary Proxy Statement on Schedule 14A
           Filing Party:             Community Care Services, Inc.
           Date Filed:               June 17, 1999

         1. This amount is based on (i) 7,217,851 (the number of outstanding shares of the Company's common stock as of June 15, 1999) minus (ii) 2,188,250 (the number of shares of the Company's common stock owned by Alan J. Landauer and LTTR Home Care, LLC) multiplied by (iii) $1.20 (the cash consideration per share of the Company's common stock to be paid by Mr. Landauer) with the resulting sum multiplied by (iv) 1/50th of one percent, to arrive at $1,207.10 as the amount of the filing fee, pursuant to Section 13(e)(3) of the Exchange Act. However, as permitted by Rule 0-11 (a)(2) under the Exchange Act, the foregoing filing fee will be offset by the amount paid as the filing fee in connection with the Preliminary Proxy Statement on Schedule 14A, filed on June __, 1999, and as a result no filing fee is due in connection with this Schedule 13E-3.

         Community Care Services, Inc., a New York corporation (the "Company"), Alan J. Landauer, Landauer Hospital Supplies, Inc., a New York corporation ("LHS"), LTTR HomeCare, LLC, a New York limited liability company ("LTTR"), and LHS Merger Sub, Inc., a New York corporation ("Merger Sub"), hereby submit their Rule 13e-3 Transaction Statement on Schedule 13E-3 (the

"Schedule 13E-3"). The Schedule 13E-3 relates to an Agreement and Plan of Merger dated as of June 14, 1999 (the "Merger Agreement"), by and among the Company, LHS and Merger Sub. The Merger Agreement provides for the merger (the "Merger") of Merger Sub with and into the Company, with the Company surviving and becoming a wholly-owned subsidiary of LHS. Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger each share of the Company's common stock, par value $.01 (other than shares held by dissenting shareholders, LTTR's member and Merger Sub), will be converted into the right to receive $1.20 in cash. Consummation of the Merger is subject to the approval of the Company's shareholders at a Special Meeting of the Company's shareholders. A preliminary proxy statement detailing the terms and effects on the Company of the Merger and the Merger Agreement (the "Proxy Statement") was filed concurrently with the
Schedule 13E-3. Amendment No. 1 to the Proxy Statement is being filed concurrently with the Amendment No. 1 to the Schedule 13E-3.

         Definitive proxy materials will be mailed to the Company's shareholders no earlier than the 11th day after the date of filing of the Proxy Statement, subject to any delay necessitated by the time needed to respond to any comments by the Securities and Exchange Commission (the "Commission").

         This Schedule 13E-3 is intended to satisfy the reporting requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Amendment No. 1 to the Proxy Statement was filed immediately prior to the filing of this Amendment No. 1 to Schedule 13E-3.

         The cross reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to items of this Schedule 13E-3. The information in the Proxy Statement, including all exhibits thereto, is expressly incorporated herein by reference, and the responses to each item in this Schedule 13E-3 are qualified in their entirety by the provisions of the Proxy Statement.


                              CROSS REFERENCE SHEET


ITEM IN                        WHERE LOCATED IN SCHEDULE 13E-3 PROXY
SCHEDULE 13E-3                 STATEMENT
--------------                 ---------

Item 1(a) Cover Page; Notice of Special Meeting of Shareholders; Page One of the Proxy Statement; Parties to the Merger Agreement - The Company

Item 1(b) Page One of the Proxy Statement; The Special Meeting - Vote Required; Market for Common Equity and Related Stockholder Matters

Item 1(c)-(d)                  Market for Common Equity and Related Stockholder
                               Matters

Item 1(e)                      Additional Information about the Company and its
                               Business -

                               Business Development

Item 1(f)                      Special Factors - Background of the Merger

Item 2(a) This Schedule 13E-3 is being filed by the Company, Alan J. Landauer, Landauer Hospital Supplies, Inc., a New York corporation ("LHS"), LTTR HomeCare, LLC, a New York limited liability company ("LTTR"), and LHS Merger Sub, Inc., a New York corporation ("Merger Sub").

Item 2(b) Alan J. Landauer's business address and the business address of each of LHS, LTTR and Merger Sub is c/o Landauer Hospital Supplies, Inc., 99 Calvert Street, Harrison, NY 10528.

Item 2(c)-(d) Parties to the Merger Agreement; Additional Information about the Company and its Business - The Company's Directors and Executive Officers

Item 2(e)-(f)                  **

Item 2(g)                      Alan J. Landauer is a United States citizen.

Item 3(a)(1)-(2)               Special Factors - Background of the Merger;
                               Description of the Merger and the Merger
                               Agreement; Annex A - Agreement and Plan of Merger

Item 3(b)                      Special Factors - Background of the Merger;
                               Description of the Merger and the Merger
                               Agreement; Sloane Shareholders' Agreement; Annex A - Agreement and Plan of Merger

Item 4(a)                      Pages One and Two of the Proxy Statement;
                               Description of the Merger and the Merger
                               Agreement; Annex A - Agreement and Plan of Merger

Item 4(b) Special Factors - Interests of Certain Persons in the Merger; Special Factors - Effects of the Merger - Effect on Alan J. Landauer and his Affiliates; Special Factors - Effects of the Merger - Effect on Management

Item 5(a)-(g) Pages One and Two of the Proxy Statement; Special Factors Effects of the Merger - In General; Special Factors - Effects of the Merger - Effect on the Company; Description of the Merger and the Merger Agreement; Delisting and Deregistration of the Common Stock and Warrants; Annex A - Agreement and Plan of Merger

Item 6(a), (c)(1)-(2)          Page One of the Proxy Statement; Source and
                               Amount of Funds

Item 6(b)                      The Special Meeting - Solicitation of Proxies;
                               Description of the Merger and the Merger
                               Agreement - Fees and Expenses

Item 6(d)                      **

Item 7(a)-(c) Special Factors - Purposes of the Merger; Special Factors Background of the Merger; Special Factors
                               - The Company's Reasons for the Merger; Special Factors - The Landauer Group's Reasons for the Merger

Item 7(d) Special Factors - Interests of Certain Persons in the Merger; Special Factors - The Company's Reasons for the Merger; Special Factors - Effects of the Merger - In General; Special Factors Effects of the Merger - Effect on the Unaffiliated Shareholders; Special Factors - Effects of the Merger - Effect on the Company; Special Factors - Effects of the Merger - Effect on Alan J. Landauer and his Affiliates; Special Factors - Effects of the Merger - Effect on Management; Special Factors - Federal Income Tax Consequences; Description of the Merger and the Merger Agreement - Conversion of Securities; Description of the Merger and the Merger Agreement - Payment of Merger Price; Rights of Dissenting Shareholders

Item 8(a)-(b) Pages One and Two of the Proxy Statement; The Special Meeting - Purpose of the Meeting; Special Factors - Background of the Merger; Special Factors - Fairness of the Transaction; Special Factors - The Company's Reasons for the Merger; Special Factors - Opinion of Financial Advisor; Annex C - Opinion of Financial Advisor

Item 8(c)                      Special Factors - Fairness of the Transaction;
                               Special Factors The Company's Reasons for the Merger

Item 8(d)                      Special Factors - Fairness of the Transaction;
                               Special Factors The Company's Reasons for the Merger

Item 8(e)                      Special Factors - Fairness of the Transaction

Item 8(f) Special Factors - Purposes of the Merger; Special Factors Fairness of the Transaction; Special Factors - The Company's Reasons for the Merger; Special Factors - Opinion of Financial Advisor

Item 9(a)-(c)                  Special Factors - Background of the Merger;
                               Special Factors The Company's Reasons for the Merger; Special Factors Opinion of Financial Advisor; Annex C - Opinion of Financial Advisor

Item 10(a) Security Ownership of Certain Beneficial Owners and Management

Item 10(b)                     None

Item 11 Page One of the Proxy Statement; The Special Meeting - Vote Required; Special Factors - Interests of Certain Persons in the Merger; Special Factors - Background of the Merger; Description of the Merger and the Merger Agreement; Sloane Shareholders' Agreement; Security Ownership of Certain Beneficial Owners and Management

Item 12(a)-(b) Notice of Special Meeting of Shareholders; Pages One and Two of the Proxy Statement; The Special Meeting - Vote Required; Special Factors - Background of the Merger; Special Factors The Company's Reasons for the Merger; Sloane Shareholders' Agreement; Security Ownership of Certain Beneficial Owners and Management

Item 13(a)                     Special Factors - Fairness of the Transaction;
                               Special Factors The Company's Reasons for the Merger; Rights of Dissenting Shareholders; Annex B - Business Corporation Law of the State of New York - Dissenters' Rights

Item 13(b)                     **

Item 13(c)                     **

Item 14(a)(1)-(2)              Incorporation by Reference

Item 14(a)(3)-(4)              Additional Information about the Company and its
                               Business Certain Financial Information

Item 14(b)                     **

Item 15(a)-(b) Page Two of the Proxy Statement; The Special Meeting Solicitation of Proxies

Item 16                        Proxy Statement and Annexes

Item 17(a) No loan agreement is filed as an exhibit to the Proxy Statement because the source and terms of financing are not yet final.

Item 17(b)(i)                  Annex C - Opinion of Financial Advisor

Item 17(b)(ii) Materials present to the Company's Board of Directors on June 15, 1999

Item 17(c)                     Incorporated by reference to Amendment to the
                               Schedule 13D
                               filed by LTTR HomeCare, LLC and Alan J. Landauer on June 9, 1999

Item 17(d)                     The Proxy Statement

Item 17(e) Annex B - Business Corporation Law of the State of New York - Dissenters' Rights

Item 17(f)                     **

** The Item is inapplicable or the answer thereto is in the negative.

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

         (a) The information set forth on the cover page of the Proxy Statement, under "Notice of Special Meeting of Shareholders," on page one of the Proxy Statement and under "Parties to the Merger Agreement - The Company" in the Proxy Statement is incorporated herein by reference.

         (b) The information set forth on page one of the Proxy Statement, under "The Special Meeting - Vote Required" and under "Market for Common Equity and Related Stockholder Matters" in the Proxy Statement is incorporated herein by reference.

         (c)-(d) The information set forth under "Market for Common Equity and Related Stockholder Matters" in the Proxy Statement is incorporated herein by reference.

         (e) The information set forth under "Additional Information about the Company and its Business - Business Development" in the Proxy Statement is incorporated herein by reference.

         (f) The information set forth under "Special Factors - Background of the Merger" in the Proxy Statement is incorporated herein by reference.


ITEM 2.  IDENTITY AND BACKGROUND.

         (a) This Schedule 13E-3 is being filed by Community Care Services, Inc., Alan J. Landauer, Landauer Hospital Supplies, Inc., a New York corporation ("LHS"), LTTR HomeCare, LLC, a New York limited liability company ("LTTR"), and LHS Merger Sub, Inc. a New York corporation ("Merger Sub").

         (b) The business address of each of Mr. Landauer, LHS, LTTR and Merger Sub is c/o Landauer Hospital Supplies, Inc. 99 Calvert Street, Harrison, NY 10528.

         (c)-(d) The information contained under "Parties to the Merger Agreement" and under "Additional Information about the Company and its Business
- The Company's Directors and Executive Officers" in the Proxy Statement is incorporated herein by reference.

         (e) Mr. Landauer, LHS, LTTR and Merger Sub have not, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

         (f) Mr. Landauer, LHS, LTTR and Merger Sub have not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction.

         (g) Mr. Landauer is a citizen of the United States of America.


ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

         (a)(1)-(2) The information set forth under "Special Factors - Background of the Merger," under "Description of the Merger and the Merger Agreement" and under "Annex A - Agreement and Plan of Merger" in the Proxy Statement is incorporated herein by reference.

         (b) The information set forth under "Special Factors - Background of the Merger," under "Description of the Merger and the Merger Agreement," under "Sloane Shareholders' Agreement" and under "Annex A - Agreement and Plan of Merger" is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

         (a) The information set forth on pages one and two of the Proxy Statement, under "Description of the Merger and the Merger Agreement" and under "Annex A - Agreement and Plan of Merger" in the Proxy Statement is incorporated herein by reference.

         (b) The information set forth under "Special Factors - Interests of Certain Persons in the Merger," under "Special Factors - Effects of the Merger - Effect on Alan J. Landauer and his Affiliates" and under "Special Factors - Effects of the Merger - Effect on Management" in the Proxy
Statement is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

         (a)-(g) The information set forth on pages one and two of the Proxy Statement, under "Special Factors - Effects of the Merger - In General," under "Special Factors - Effects of the Merger - Effect on the Company," under "Description of the Merger and the Merger Agreement," under "Delisting and Deregistration of Common Stock and Warrants" and under "Annex A Agreement and Plan of Merger" in the Proxy Statement is incorporated herein by reference.

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

         (a), (c)(1)-(2) The information set forth on page one of the Proxy Statement and under "Source and Amount of Funds" in the Proxy Statement is incorporated herein by reference.

         (b) The information set forth under "The Special Meeting - Solicitation of Proxies" and under "Description of the Merger and the Merger Agreement - Fees and Expenses" in the Proxy Statement is incorporated herein by reference.

         (d)      Not applicable.


ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

         (a)-(c) The information set forth under "Special Factors - Purposes of the Merger," under "Special Factors - Background of the Merger," under "Special Factors - The Company's Reasons for the Merger" and under "Special Factors - The Landauer Group's Reasons for the Merger" in the Proxy Statement is incorporated herein by reference.

         (d) The information set forth under "Special Factors - Interests of Certain Persons in the Merger," under "Special Factors - The Company's Reasons for the Merger," under "Special Factors - Effects of the Merger - In General," under "Special Factors - Effects of the Merger - Effect on the Unaffiliated Shareholders," under "Special Factors - Effects of the Merger - Effect on the Company," under "Special Factors - Effects of the Merger - Effect on Alan J. Landauer and his Affiliates," under Special Factors - Effects of the Merger - Effect on Management," under "Special Factors Federal Income Tax Consequences," under "Description of the Merger and the Merger Agreement Conversion of Securities," under "Description of the Merger and the Merger Agreement Payment of Merger Price" and under "Rights of Dissenting Shareholders" in the Proxy Statement is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

         (a)-(b) The information set forth on pages one and two of the Proxy Statement, under "The Special Meeting - Purpose of the Meeting," under "Special Factors - Background of the Merger," under "Special Factors - Fairness of the Transaction," under "Special Factors - The Company's Reasons for the Merger," under "Special Factors - Opinion of Financial Advisor" and under "Annex C - Opinion of Financial Advisor" in the Proxy Statement is incorporated herein by reference.

         (c) The information set forth under "Special Factors - Fairness of the Transaction" and under "Special Factors - The Company's Reasons for the Merger" in the Proxy Statement is incorporated herein by reference.

         (d) The information set forth under "Special Factors - Fairness of the Transaction" and under "Special Factors - The Company's Reasons for the Merger" in the Proxy Statement is incorporated herein by reference.

         (e) The information set forth under "Special Factors - Fairness of the Transaction" in the Proxy Statement is incorporated herein by reference.

         (f) This information set forth under "Special Factors - Purposes of the Merger," under "Special Factors - Fairness of the Transaction," under "Special Factors - The Company's Reasons for the Merger" and under "Special Factors - Opinion of Financial Advisor" in the Proxy Statement is incorporated herein by reference.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

         (a)-(c) The information set forth under "Special Factors - Background of the Merger," under "Special Factors - The Company's Reasons for the Merger," under "Special Factors - Opinion of Financial Advisor" and under "Annex C - Opinion of Financial Advisor" in the Proxy Statement is incorporated herein by reference. The section of the Proxy Statement entitled "Annex C Opinion of Financial Advisor" is a copy of the opinion of Pinnacle Partners rendered in connection with the 13E-3 transaction.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

         (a) The information set forth under "Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement is incorporated herein by reference.

         (b) No transactions of the type required to be disclosed by Item 10(b) have been effected in the past 60 days.

ITEM 11.  CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH
RESPECT TO THE ISSUER'S SECURITIES.

         The information set forth on page one of the Proxy Statement, under "The Special Meeting Vote Required," under "Special Factors - Interests of Certain Persons in the Merger," under "Special Factors - Background of the Merger," under "Description of the Merger and the Merger Agreement," under "Sloane Shareholders' Agreement" and under "Security Ownership of Certain Beneficial Owners and Management" is incorporated herein by reference.

ITEM 12.  PRESENT INTENTION AND RECOMMENDATION OF CERTAIN
PERSONS WITH REGARD TO THE TRANSACTION.

         (a)-(b) The information set forth under "Notice of Special Meeting of Shareholders," on pages one and two of the Proxy Statement, under "The Special Meeting - Vote Required," under "Special Factors - Background of the Merger," under "Special Factors - The Company's Reasons for the Merger," under "Sloane Shareholders' Agreement" and under "Security Ownership of Certain Beneficial Owners and Management" in the Proxy Statement is incorporated herein by reference.

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION.

         (a) The information set forth under "Special Factors - Fairness of the Transaction," under "Special Factors - The Company's Reasons for the Merger," under "Rights of Dissenting Shareholders" and under "Annex B - Business Corporation Law of the State of New York - Dissenters' Rights" in the Proxy Statement is incorporated herein by reference.

         (b) Not applicable.

         (c) Not applicable.

ITEM 14.  FINANCIAL INFORMATION.

         (a)(1)-(2) The information incorporated by reference in the Proxy Statement under "Incorporation by Reference" is also incorporated herein by reference.

         (a)(3)-(4) The information set forth under "Additional Information about the Company and its Business - Certain Financial Information" is incorporated herein by reference.

         (b) Not applicable.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

         (a)-(b) The information set forth on page two of the Proxy Statement and under "The Special Meeting - Solicitation of Proxies" in the Proxy Statement is incorporated herein by reference.

ITEM 16.  ADDITIONAL INFORMATION.

         Reference is hereby made to the Proxy Statement and to each annex attached thereto, each of which is incorporated by reference herein.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.

         (a) No loan agreement is filed as an exhibit to this Schedule 13E-3 or to the Proxy Statement because the source and terms of financing are not yet final. See "Source and Amount of Funds" in the Proxy Statement.

         (b)(i) The information set forth under "Annex C - Opinion of Financial Advisor" in the Proxy Statement is incorporated herein by reference.

         (b)(ii) The materials presented to the Company's Board of Directors on June 15, 1999 are attached hereto as Exhibit 17(b)(ii).

         (c) The information set forth in the Amendment to the Schedule 13D filed by LTTR Home Care, LLC and Alan J. Landauer on June 9, 1999 is incorporated herein by reference.

         (d) The Proxy Statement is incorporated herein by reference.

         (e) The information set forth under "Annex B - Business Corporation Law of the State of New York - Dissenters' Rights" in the Proxy Statement is incorporated herein by reference.

         (f)      Not applicable.

                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  August ___, 1999

                                        COMMUNITY CARE SERVICES, INC.


                                        By:
                                           -------------------------------------
                                           Elia C. Guarneri,
                                           Chief Financial Officer and Principal
                                           Financial and Accounting Officer

         After due inquiry and to the best of his or its knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated:  August ___, 1999


                                           -------------------------------------
                                           Alan J. Landauer


                                           LANDAUER HOSPITAL SUPPLIES, INC.


                                        By:
                                           -------------------------------------
                                           Alan J. Landauer
                                           President


                                           LTTR HOMECARE, LLC


                                        By:
                                           -------------------------------------
                                           Alan J. Landauer
                                           Managing Member

                                           LHS MERGER SUB, INC.


                                        By:
                                           -------------------------------------
                                           Alan J. Landauer
                                           President

                                                               EXHIBIT 17(b)(ii)



                    ---------------------------------------
                    Fairness Opinion Presentation Materials
                    ---------------------------------------




                     CONFIDENTIAL PRESENTATION PREPARED FOR
                 THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS
                        OF COMMUNITY CARE SERVICES, INC.





                                  JUNE 15, 1999







                          Pinnacle Advisory Group, L.C.

                                         Fairness Opinion Presentation Materials
================================================================================
TABLE OF CONTENTS

                                                                         Section
                                                                         -------

Introduction.................................................................1

Overview of the Company......................................................2

Summary Terms of Proposed Transaction........................................3

Historical Financial Information.............................................4

Historical Stock Trading Data................................................5

Analysis of Premiums Paid in Merger Transactions.............................6

Analysis of Selected Publicly Traded Companies...............................7

Analysis of Selected Precedent Transactions..................................8

Discounted Cash Flow Analysis................................................9

Summary of Valuation Analysis...............................................10


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                             STRICTLY CONFIDENTIAL
PINNACLE PARTNERS
                                                                          Page 1

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                                         Fairness Opinion Presentation Materials
================================================================================
INTRODUCTION - DEFINED TERMS



Company;                    Community Care Services, Inc. (the "Company")

Common Stock                Common Stock of the Company, par value $0.01 (the
                            "Common Stock")

LHS; Acquiror               Landauer Hospital Supplies Inc. ("LHS" or the
                            "Acquiror")

LTTR                        LTTR Home Care, LLC ("LTTR")

Merger Sub                  LHS Merger Sub, Inc. ("Merger Sub")

Landauer Alan J. Landauer ("Landauer"), President and sole shareholder of LHS, Managing Director and sole member of LTTR, and the Chairman of the Company

Sloane Group                Dean L. Sloane, a director of the Company, Craig V.
                            Sloane, Mary Sloane, Joshua Sloane, the Sloane
                            Family Foundation and DMJ Management Group, Inc.
                            (the "Sloane Group")

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                             STRICTLY CONFIDENTIAL
PINNACLE PARTNERS
                                                                          Page 2

                                         Fairness Opinion Presentation Materials
================================================================================
INTRODUCTION - DEFINED TERMS


Sloane Shareholders'        Pursuant to a shareholders' agreement among the
 Agreement; LHS Affiliates  Sloane Group and LHS (the "Sloane Shareholders'
                            Agreement"), the Sloane Group has granted an irrevocable proxy to LHS and any designee of LHS to vote its shares of Common Stock in favor of the Merger (Landauer, LTTR and the Sloane Group hereinafter referred to as the "LHS Affiliates").

Merger Agreement;           Pursuant to the Agreement and Plan of Merger (the
Merger                      "Merger Agreement"), dated as of June 14, 1999, by
                            and among LHS, Merger Sub and the Company, and the transactions contemplated thereby, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving entity, thereby becoming a wholly-owned subsidiary of LHS (the
                            "Merger").

Merger Price;
  Merger Consideration      Subject to the terms and conditions of the Merger
                            Agreement, upon consummation of the Merger, each share of Common Stock will be converted into the right to receive $1.20 in cash (the "Merger Price" or "Merger Consideration").

Effective Time or Closing   The date on which the transactions contemplated by
                            the Merger Agreement are effectuated is referred to herein as the Closing Date (the "Closing Date"). The date and time upon which the Merger becomes effective is herein referred to as the Effective
                            Time (the "Effective Time").


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INTRODUCTION - SCOPE OF THE FAIRNESS OPINION


Engagement                  Pinnacle Advisory Group, L.C., an affiliate of
                            Pinnacle Partners, Inc. ("Pinnacle Partners") has been engaged by the Special Committee of the Board of Directors of the Company ("Board of Directors") to review the Merger and render a fairness opinion as described herein.

Fairness Opinion            In connection with its engagement, the Special
                            Committee of the Board of Directors (the "Special
                            Committee") requested that Pinnacle Partners evaluate the fairness, from a financial point of view, to the holders of Common Stock (other than the LHS Affiliates, as to which Pinnacle Partners was not requested to express an opinion) of the consideration to be received by such holders in the Merger (the "Fairness Opinion").

Pinnacle Partners' Reliance Pinnacle Partners has relied upon the accuracy and completeness of all of the financial and other information reviewed and has assumed its accuracy and completeness for purposes of the Fairness Opinion.

No Valuation or Appraisal   Pinnacle Partners has not made an independent
                            valuation or appraisal and did not physically inspect the assets of the Company and it has not made an independent valuation of the liabilities of the Company, nor has Pinnacle Partners been furnished with any such evaluation or appraisal.


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INTRODUCTION - SCOPE OF THE FAIRNESS OPINION



Based Upon the Date Hereof  The Fairness Opinion is based upon, among other things, the economic and market conditions existing on the date hereof.

Assistance to the Special   The Fairness Opinion is provided for the information
Committee of the            and assistance of the Special Committee in
Board of Directors          connection with its consideration of the
                            transactions contemplated by the Merger Agreement.

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INTRODUCTION - INFORMATION REVIEWED


In arriving at the Fairness Opinion, Pinnacle Partners reviewed various information and documentation or held discussions on or related to the Company and the Merger, including:

MERGER-RELATED DOCUMENTS REVIEWED

(i)    the Merger Agreement dated June 14, 1999;
(ii)   a draft of the Proxy Statement dated June 14, 1999;
(iii)  the Sloane Shareholders' Agreement dated June 14, 1999;
(iv) the Stock Purchase Agreement, dated February 12, 1999, between Landauer and Alan T. Sheinwald, the former Chief Executive Officer of the Company;

PUBLICLY FILED COMPANY DOCUMENTS REVIEWED

(v) the Company's prospectus, dated as of October 18, 1996, filed with the Securities and Exchange Commission (the "SEC");
(vi) the Company's Annual Reports on Form 10-K for the fiscal years ended March 31, 1997 and 1998, filed with the SEC;
(vii) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 1998, September 30, 1998 and December 31, 1998, filed with the SEC;

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INTRODUCTION - INFORMATION REVIEWED (CONT'D)


OTHER INFORMATION RECEIVED AND REVIEWED; OTHER ACTIONS TAKEN

(viii) certain interim and estimated unaudited, year-end financial statements and analysis for the Company prepared by management of the Company;
(ix) projected financial statements and related forecasts of the Company prepared by or based upon information supplied by management of the Company;
(x) held discussions with certain senior officers, directors and other representatives and advisors of the Company (including the Company's certified public accountants and legal counsel) concerning the history, business, operations, financial condition and prospects of the Company (including discussions held with representatives of Pinnacle Partners who visited the Company's corporate headquarters);

PUBLICLY AVAILABLE INFORMATION REVIEWED

(xi) the financial terms of the Merger, as set forth in the Merger Agreement, in relation to, among other things: current and historical market prices and trading volumes of the Common Stock; the historical and projected earnings and other operating data of the Company; and the capitalization and financial condition of the Company, including near-term liquidity needs of, and capital resources available to, the Company;
(xii) to the extent publicly available, certain business, financial, stock market and other information relating to the businesses of other companies whose operations Pinnacle Partners considered relevant in evaluating those of the Company;
(xiii) to the extent publicly available, the financial terms of certain transactions which Pinnacle Partners considered relevant in evaluating the Merger; and

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(xiv)  the historical trading prices and volumes of the shares of Common Stock as traded on Nasdaq and the over-the-counter bulletin board.






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SCOPE OF THE FAIRNESS OPINION


As part of Pinnacle Partners' approach to determining whether the Merger is fair to the holders of Common Stock (other than the LHS Affiliates), from a financial point of view, Pinnacle Partners attempted to integrate its transactional experience with theoretical models accepted and used in the financial markets to support the Fairness Opinion. Pinnacle Partners performed various financial analyses, as it deemed appropriate, of the Company using generally accepted analytical methodologies, including the following:

[ ] an analysis of premiums paid in public merger and acquisition transactions;

[ ] the application of the public trading multiples of companies which Pinnacle
    Partners deemed comparable to the Company to the financial results of the Company;

[ ] the application of the multiples reflected in selected mergers and acquisitions involving businesses which Pinnacle Partners deemed comparable to the Company to the financial results of the Company; and

[ ] a discounted projected cash flow analysis.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. Selecting portions of this analysis or of this summary without considering the analysis as a whole, could create an incomplete view of the processes underlying the Fairness Opinion. IN ARRIVING AT ITS FAIRNESS DETERMINATION, PINNACLE PARTNERS CONSIDERED THE RESULTS OF ALL OF THE ANALYSES PERFORMED BY IT AND ALL OF THE FACTORS REVIEWED AND CONSIDERED BY IT IN PREPARATION OF THE FAIRNESS OPINION.


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INTRODUCTION - CAPITALIZATION OF THE COMPANY


Pinnacle Partners understands the Company's book capitalization, as of March 31, 1999, includes the following:


Current Portion of Long Term Debt                                 $3,820,000

Long Term Debt                                                    $  357,000

Stockholders' Equity
Common Stock                               $     72,000
Additional Paid in Capital                   10,172,000
Accumulated Deficit                          (5,373,000)
                                            ------------
     Total Stockholders' Equity                                   $4,871,000
                                                                  ----------

     Total Book Capitalization                                    $9,048,000
                                                                  ----------




Source: Unaudited financial statements for the year ended March 31, 1999, as prepared by management

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INTRODUCTION - OWNERSHIP OF COMMON STOCK


Pinnacle Partners understands the ownership of the Company's Common Stock, as of June 15, 1999, to be as presented in the table below:


                                                                                            Percent of Total
Name of Owner of Common Stock                                      Shares Owned               Outstanding
-------------------------------------------------------     --------------------------    --------------------
Alan J. Landauer (including LTTR Home Care LLC)                    2,188,250(1)                  30.32%
The Sloane Group                                                   2,091,450(1)                  28.98%
Officers and Directors (other than Landauer and Sloane)              365,299(2)                   5.06%
Other Shareholders (including public shareholders)                 2,572,852                     35.64%
                                                                   ---------                      -----
                                                                   7,217,851                    100.00%

Common Stock Equivalents                                        Total Outstanding
-------------------------------------------------------     -------------------------
Class A Warrants(3)                                                5,685,182
Stock Options(4)                                                     177,000

_________________
(1) Does not include 2,091,450 shares owned by the Sloane Group for which proxies have been granted to LHS to vote such shares for a six-month period of time pursuant to the Sloane Shareholders' Agreement dated June 14, 1999
(2) Does not include options to purchase 25,000 shares of Common Stock at an exercise price of $.50 per share granted as of December 14, 1998.
(3) Each Class A Warrant entitles its holder to purchase one share of Common Stock at an exercise price of $6.00 through October 17, 2003
(4) Options are exercisable at various prices ranging from $.50 to $5.10.

Source: Information contained within the Draft Preliminary Proxy Statement dated June 14, 1999, as well as Company management.

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OVERVIEW OF THE COMPANY


BACKGROUND OF THE COMPANY

[]   Incorporated in 1992 under the laws of the State of New York

[]   Provider of home healthcare products and services primarily in:
     []   Five boroughs of New York City
     []   Westchester County (NY)
     []   Rockland County (NY)
     []   Nassau County (NY)
     []   Northern New Jersey

[]   Products and services consist primarily of:
     []   Respiratory equipment
     []   Sale and rental of durable medical equipment ("DME")
     []   Other home healthcare supplies

[] Company completed its initial public offering in October 1996, selling 1,495,000 shares of its Common Stock, and 1,495,000 Class A Warrants. Gross and net proceeds from the offering were approximately $7.8 million and $5.6 million, respectively.

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BACKGROUND OF THE COMPANY (CONT'D)

[] In May 1997, the Company acquired, in separate transactions, Metropolitan Respirator Service, Inc. ("MRS"), a provider of medical supplies and DME within the New York Metropolitan area, for cash, stock and notes valued at approximately $8.5 million

[] In May 1997, the New York State Department of Social Services issued a Draft Notice of Proposed Agency Action and Draft Audit Report to the Company

[] In June 1997, the United States Department of Justice commenced a criminal investigation targeting the Company and its then Chief Executive Officer, Alan Sheinwald, ("Sheinwald") and Chief Operating Officer, Allan Goldfeder ("Goldfeder")

[] In July 1997, Sheinwald was dismissed as an executive and employee of the Company

[] In October 1998, Joel Quall, the Company's Chief Financial Officer and Secretary, resigned. Elia C. Guarneri was appointed as the Acting Chief Financial Officer, and subsequently appointed as the Chief Financial Officer in February 1999.



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OVERVIEW OF THE COMPANY


PRODUCTS AND SERVICES

[] Patients are referred to the Company by nurses, physicians, social workers and payor case managers, as well as discharge planners at hospitals, health maintenance organizations and preferred provider organizations and rehabilitation centers

[] The primary categories of products provided by the Company (and examples of the products available in each category) are set forth below:

Durable Medical Equipment    Disposable Medical Supplies     Rehabilitation Products       Respiratory Equip. and Products
-------------------------    ---------------------------     -----------------------       -------------------------------
Hospital Beds                Incontinent Products            Power Operated Vehicles       O(2) Concentrators
Wheelchairs                  Wound Care Products             Advanced Support Surfaces     Nebulizers
Walking Aids                 Nutritional Products            Specialized Seating           Suction Pumps
Bathroom Safety Equip.       Diabetic Supplies                                             Oximetry Equipment
Patient Lifts                Ostomy Supplies                                               C-PAP Equipment
                             Urological Supplies                                           Bi-PAP Equipment
                             Blood Pressure Products
                             Skin Care Products


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OVERVIEW OF THE COMPANY


INDUSTRY OVERVIEW

[] According to a recent report issued by the Health Care Financing Administration's Office of the Actuary, total national expenditures on home healthcare services in 1998 were estimated to exceed $33 billion

[] The market for home healthcare services is expected to grow by over 8% per year to over $66 billion in 2007

[]   Growth is being driven by several factors, including:

     0 the aging of America and, in particular, the Baby Boomer generation, which will increase, in the aggregate, the number of persons suffering from chronic diseases;

     0 the increased acceptance of home healthcare by physicians, patients and third-party payors of home healthcare services as a viable alternative for administering care outside of an institutional setting; and

     0    the cost effectiveness of home healthcare versus hospitalization.

[] The home healthcare industry is highly fragmented and characterized by local providers that typically do not offer a comprehensive range of cost-effective services


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OVERVIEW OF THE COMPANY


COMPETITION

[] The home healthcare provider industry is highly competitive, with most of the Company's significant competition coming from small commercial providers operating within the New York metropolitan area

[]   Relatively few barriers to entry

[] Recent consolidation of home healthcare companies within the New York Metropolitan area

[] The Company believes that its JCAHO accreditation provides it with an advantage when competing against non-accredited providers

GOVERNMENT REGULATION AND REIMBURSEMENT

[] Extensive federal and state regulations in connection with participation in Medicaid and Medicare reimbursement programs

[] As part of its settlement with the New York State Department of Health ("DOH"), the Company surrendered its Medicaid provider number and subsequently transferred its Medicaid business to MRS

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OVERVIEW OF THE COMPANY

[] The Company is subject to governmental audits and other reviews and investigations related to Medicaid and Medicare reimbursement claims, and is also subject to various fraud and abuse laws designed to maintain the integrity of the Medicare and Medicaid programs

[] The Company has implemented a Medicare and Medicaid Compliance Plan that encompasses a code of conduct, corporate policies on vendor contracting, sales and marketing, billing, records management, and other matters


INSURANCE

[] The Company carries a broad range of general liability, comprehensive property damage, workers' compensation, professional liability, automobile and other insurance coverage that management considers adequate for the protection of its assets and operations


EMPLOYEES

[] As of April 30, 1999, the Company had approximately 130 employees, 117 of whom were full-time employees

[] The Company is not a party to any collective bargaining agreements and considers its relations with employees to be good


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OVERVIEW OF THE COMPANY


FACILITIES

[] The Company's offices and warehouse are located in a 20,000 square foot facility in Mount Vernon, New York, which is leased pursuant to a five year lease that commenced January 1, 1996 and that provides for annual rental payments of $114,000 for the first three years of the lease and $132,000 for the last two years of the lease


LEGAL PROCEEDINGS

[] On June 4, 1997, a search warrant was executed at the Company's executive offices, at which time the Company was informed that Sheinwald and Goldfeder and the Company were targets of a Department of Justice criminal investigation for allegedly improper payments relating to a contract, involving Medicare, to provide healthcare services outside of New York State

     0 The Company has cooperated with the government in the Department of Justice criminal investigation

     0 If it is determined that the Company engaged in criminal wrongdoing, the Company will be subject to criminal penalties, which may include fines of up to $1,000,000 or more and an order of restitution, would be terminated as a Medicaid and Medicare services provider, and could also be at the risk of having its contracts with private insurers and other non-governmental agencies terminated

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OVERVIEW OF THE COMPANY


[] On May 16, 1997, the predecessor agency to the DOH issued a Draft Notice of Proposed Agency Action and Draft Audit Report regarding the Company seeking recovery of $227,000 from the Company as well as exclusion of the Company as a provider under the New York State Medicaid program. Subsequently:

     0    DOH reduced the amount of the proposed audit recovery to $83,978;

     0 The Company agreed to surrender its Medicaid provider number (effective March 1, 1999), in favor of conducting its Medicaid business through MRS; and

     0 During the fourth quarter of fiscal 1999 the Company transferred the majority of its Medicaid business to MRS


MANAGEMENT

[]   Alan J. Landauer, Chairman of the Board of Directors

[]   Saverio D. Burdi, Chief Operating Officer

[]   Louis Rocco, Vice President of the Company and President of MRS

[]   Elia C. Guarneri, Chief Financial Officer

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OVERVIEW OF THE COMPANY


SUMMARY OF EVENTS RELATED TO THE MERGER

[] December, 1998: Landauer contacts Dean Sloane ("Sloane"), the then Chairman of the Board of Directors of the Company, expressing an interest in purchasing the 2,126,250 shares of Common Stock held by Sheinwald. Sloane and Louis Rocco ("Rocco"), who was in attendance at the meeting, suggest that Landauer contact Sheinwald directly. Landauer contacts Sheinwald, and in mid-December, Landauer and Sheinwald reach an oral agreement providing for Landauer's purchase of Sheinwald's shares for approximately $1.5 million, or $0.71 per share.

[] January 16, 1999: Landauer notified Sloane telephonically that LTTR, an entity controlled by Landauer, had executed a Letter of Intent with Sheinwald to purchase his shares of Common Stock in the Company.

[] January 19, 1999: The Company received a copy of the Letter of Intent executed between LTTR and Sheinwald providing for the purchase by LTTR of Sheinwald's shares of Common Stock for a purchase price of up to $1.5 million, subject to adjustment. The Letter of Intent also made the closing of the transaction contingent upon the approval of the Board of Directors on or before February 8, 1999.

[] January 21, 1999: Landauer and Sloane met, at which time Landauer stated his belief that the Company should be taken private.


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OVERVIEW OF THE COMPANY


SUMMARY OF EVENTS RELATED TO THE MERGER (CONT.)

[] FEBRUARY 3, 1999: Landauer entered into a definitive Stock Purchase Agreement for the shares of Common Stock owned by Sheinwald, the closing of which was contingent upon, among other things, the approval of the Board of Directors on or before February 8, 1999, which approval was ultimately not granted

[] FEBRUARY 4, 1999: In response to a request by Landauer to meet with the Board of Directors, Landauer was (i) requested to provide a written proposal regarding his intentions, and (ii) advised that the Board of Directors would not be able to meet with him at that time

[] FEBRUARY 5, 1999: Landauer responded, through his counsel, reserving his rights as a shareholder, and indicated that he would consider whether to complete the acquisition of the Sheinwald shares despite the Board's not having approved such transaction

[] FEBRUARY 11, 1999: Legal counsel for the Company advise Landauer's counsel that any and all inquiries should be directed to Sloane

[] FEBRUARY 12, 1999: LTTR consummated its acquisition of the Sheinwald shares, with LTTR and Landauer jointly filing a Schedule 13D reflecting their beneficial ownership of 2,126,250 shares of Common Stock, as well as an additional 12,000 shares of Common Stock acquired by Landauer in the open market. Landauer reported in the 13D that he was acquiring Sheinwald's stock as an investment, but that LTTR


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OVERVIEW OF THE COMPANY


SUMMARY OF EVENTS RELATED TO THE MERGER (CONT.)

     intended to review the business affairs and financial position of the Company and that based upon such review may consider from time to time various alternative courses of action both with respect to the business of the Company and with respect to LTTR's equity position therein. Additionally on this date, Landauer's legal counsel requested a meeting between Messrs. Landauer and Sloane any time after February 19, 1999.

[] FEBRUARY 12, 1999: The Company announced that, among other things, Pinnacle Partners had been retained to serve as the Company's financial advisor to, among other things, explore the Company's strategic alternatives to enhance shareholder value

[] FEBRUARY 26, 1999: Sloane and Landauer met, and Landauer offered to purchase Sloane's shares. Sloane rejected Landauer's offer, noting that he would not entertain an offer for his holdings only. Subsequently, Landauer offered to purchase all of the outstanding shares of Common Stock at a price of $1.00 to $1.10 per share. Sloane subsequently reported the offer to the other Directors and consulted with Pinnacle Partners regarding the offer.

[] MARCH 1999: Sloane and Landauer spoke throughout the month in an effort to further negotiate Landauer's proposal. During this period, drafts of a letter of intent describing the basic terms of a transaction were prepared and negotiated.

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OVERVIEW OF THE COMPANY


SUMMARY OF EVENTS RELATED TO THE MERGER (CONT.)

[] MARCH 12, 1999: Landauer notified the Company of his intent to nominate three directors for election at the Company's annual meeting of shareholders

[] MARCH 18, 1999: Landauer filed an amended Schedule 13D indicating that, pursuant to a shareholders' agreement entered into on March 12, 1999 between Landauer, LTTR and several of the Company's shareholders and/or Directors (including Donald Fargnoli, Allan Goldfeder, Louis Rocco, Saverio Burdi and Wade Wilson), he had been granted irrevocable proxies representing an additional approximately 11% of the Company's Common Stock to vote on the election or removal of directors, as well as cause the Company to have a Board of Directors consisting of five Directors, three of whom would be nominees of Landauer

[] MARCH 22, 1999: The Company's Board of Directors held a meeting to review a presentation by Pinnacle Partners regarding the potential strategic alternatives available to the Company to enhance shareholder value, including (i) a sale or merger of the Company, (ii) a leveraged buy-out of the Company, (iii) an acquisition and consolidation strategy, and (iv) a continuation of the Company's business plan on a status quo basis. Pinnacle Partners concluded with a recommendation to the Board of Directors that it believed a sale or merger would enhance shareholder value. The Board of Directors then authorized Pinnacle Partners to commence activities designed to solicit interest from parties that might be interested in acquiring or merging with the Company. Pinnacle Partners was also advised that Sloane would continue to negotiate with Landauer regarding his proposal to acquire the Company. Pinnacle Partners indicated that the proposal set forth by Landauer to acquire the Company could represent an attractive alternative to the Company.

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OVERVIEW OF THE COMPANY



SUMMARY OF EVENTS RELATED TO THE MERGER (CONT.)

[] MARCH 23, 1999: Two of the Company's directors, Bruce L. Asnes and Dr. Bernard M. Kruger, resigned from the Board of Directors for personal reasons.

[] MARCH 24, 1999: At a meeting between Sloane and Landauer, Landauer increased his offer to $1.20 per share. Sloane indicated to Landauer that he needed to consult with Pinnacle Partners as well as review the proposal with the Board of Directors.

[] MARCH 24, 1999 - APRIL 6, 1999: Sloane consulted with Pinnacle Partners regarding Landauer's offer, and requested that Pinnacle Partners prepare an analysis in order to evaluate the fairness of the proposed merger.

[] APRIL 6, 1999: The Company and LTTR executed a letter of intent providing for the purchase by LTTR or one of its affiliates of all of the Company's issued and outstanding Common Stock for $1.20 per share, subject to the successful negotiation of a definitive written agreement and the approval of the Company's shareholders. Also on this date, Sloane and several parties related to Sloane, executed a letter of intent pursuant to which they each agreed, for a period of forty five days, not to transfer, encumber, or engage in any discussions or negotiations with respect to the Common Stock owned by them.

[] APRIL 8, 1999: At the Company's annual meeting, the three nominees proposed by Landauer - Landauer, Thomas C. Blum and Gary J. Spirgel ("Spirgel") - were elected to the Board of Directors. Also on this date, at

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SUMMARY OF EVENTS RELATED TO THE MERGER (CONT.)

     meeting of the Board of Directors that followed the annual meeting, a Special Committee of independent board members, composed of Sloane, Rocco and Spirgel, was created to evaluate the merger, including the authority to approve the transaction on behalf of the Board of Directors if it found the Merger to be in the best interests of the Company's shareholders.

[] MAY 19, 1999: Sloane reports to the Special Committee that an agreement has been reached with Landauer, subject to the approval of the Special Committee. The Company's legal advisors reported on the status of the negotiations and remaining issues in the Merger agreement. The Special Committee discussed the draft of the Fairness Opinion provided by Pinnacle Partners. The Special Committee also discussed the potential benefits and risks of the transaction, as well as the status of the Company and the potential risks of not entering into a transaction. At the conclusion of the meeting, the Special Committee of the Board of Directors unanimously agreed to enter into the Merger Agreement, subject to satisfactory resolution of the remaining legal issues with the Merger Agreement.

[] JUNE 7, 1999: The Special Committee met to discuss the status of the Merger. Pinnacle Partners (participating telephonically) reviewed with the Board of Directors financial and other analyses performed by Pinnacle Partners in connection with its evaluation of the Merger Price and rendered to the Special Committee an oral opinion (which opinion was subsequently confirmed by delivery of a written opinion, dated June 15, 1999) to the effect that, as of the date of such opinion, and based upon and subject to certain matters stated therein (including confirmation from the Company's certified public accountants as to the status of the Company's

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OVERVIEW OF THE COMPANY


SUMMARY OF EVENTS RELATED TO THE MERGER (CONT.)

     audit and proposed adjustments and reclassifications to the Company's operating results for the period ended March 31, 1999), the Merger Consideration was fair, from a financial point of view, to the holders of Common Stock (other than Alan Landauer, LTTR and their affiliates, including the Sloane Group, as to which Pinnacle Partners was not requested to express an opinion). The Board of Directors subsequently ratified the action of the Special Committee in approving the Merger.

[] JUNE 14, 1999: The Merger Agreement and the Sloane Shareholders' Agreement were executed. The Company also issued a press release on this date announcing the Merger.

[] JUNE 15, 1999: A telephonic meeting of the Special Committee was held at which Pinnacle Partners reviewed certain adjustments in the calculations upon which the Fairness Opinion was based, but indicated that the adjustments were immaterial and did not impact the opinion. The Special Committee then ratified its prior decision to approve the Merger.


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SUMMARY TERMS OF PROPOSED TRANSACTION


The material terms contained within the Merger Agreement are as follows:

THE MERGER

[] Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company and the Company shall be the corporation surviving the Merger (the "Surviving Corporation").

CONSIDERATION AND EFFECT ON COMMON STOCK

[] Upon consummation of the Merger, each share of Common Stock (other than shares held by dissenting shareholders, LTTR, LTTR's members and Merger
     Sub) will be cancelled and converted into the right to receive $1.20 per share in cash.

[] Each dissenting shareholder shall be entitled to receive the "fair value" of his Common Stock as determined in accordance with Section 623 of the New York Business Corporation Law.

[]   Each share of Common Stock owned by the Acquiror shall be cancelled.

[] Each issued and outstanding share of common stock, par value $0.01 per share, of Merger Sub shall be converted into one share of Common Stock of the Surviving Corporation.



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SUMMARY TERMS OF PROPOSED TRANSACTION


[] Each option to purchase shares of Common Stock shall be cancelled, with the option holder receiving the difference between $1.20 per share and the exercise price of the option.

PAYMENT MECHANICS

[] Immediately after the Effective Time, the Acquiror will cause the Surviving Corporation to deposit with Continental Stock Transfer and Trust Company (the "Paying Agent") an aggregate amount in cash sufficient for the Paying Agent to make full payment of the Merger Consideration to the holders of all outstanding Common Stock (other than dissenting shareholders, LTTR, LTTR's members and Merger Sub).

[] As soon as is practical after the Effective Time, the Paying Agent will mail to each holder of record immediately prior to the Effective Time a transmittal letter setting forth (i) certain representations and other provisions, the acceptance of which the holder will have to acknowledge with his signature, and (ii) instructions relating to the surrender of stock certificates to the Paying Agent.

[] Upon surrender of the stock certificate to the Paying Agent, together with a duly executed letter of transmittal and such other documents as the Paying Agent may reasonably require, the Paying Agent will deliver the applicable Merger Price.



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SUMMARY TERMS OF PROPOSED TRANSACTION


REPRESENTATIONS AND WARRANTIES

[] The Merger Agreement contains various usual and customary representations and warranties of the Company, the Acquiror and the Merger Sub. Except for the agreements relating to the payment of the Merger Consideration and provisions governing insurance and indemnification, none of the representations, warranties and covenants of the parties to the Merger Agreement will survive the Effective Time.

CONDUCT OF BUSINESS PENDING THE MERGER

[] The Company has agreed that from the date of the Merger Agreement it will not (and will not cause or permit any of its subsidiaries to) engage in any practice, take any action, or enter into any transaction outside the ordinary course of business.

EXCLUSIVITY

[] The Company has agreed that it will not solicit, initiate or encourage the submission of any proposal or offer from any person relating to the acquisition of all or substantially all of its capital stock or assets.

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SUMMARY TERMS OF PROPOSED TRANSACTION


CONDITIONS PRECEDENT TO THE MERGER

The obligations of the Company, the Acquiror and the Merger Sub to consummate the Merger are conditioned, among other things, on the following:

[]   LHS obtains all required financing to complete the Merger;

[] The affirmative vote of holders of at least two thirds of the outstanding Common Stock in favor of the Merger;

[]   The Company obtains all required third party consents to the Merger;

[]   Absence of any pending or threatened action, suit or proceeding which could
     (i) prevent the consummation of, or if subsequent to the Closing, cause the rescission of, any of the transactions contemplated by the Merger Agreement, (ii) adversely affect the right of LHS to own capital stock of the Surviving Corporation or (iii) adversely affect the right of the Surviving Corporation to own its assets and operate its business;

[] Receipt of all required authorizations, consents and approvals of governments and governmental agencies; and

[] The number of dissenting shares does not exceed 5% of the total number of issued and outstanding shares of Common Stock (not including those shares owned by LTTR, LTTR's members and Merger Sub).

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SUMMARY TERMS OF PROPOSED TRANSACTION


TERMINATION

The Merger Agreement may be terminated at any time prior to the Closing, whether before or after approval by the Company's shareholders:

[]   By mutual written consent of the parties;

[] By either party if the other party has breached any material representation, warranty or covenant contained in the Merger Agreement in any material respect and failed to cure such breach for a period of ten days after receipts of notice of the breach;

[] By either party if the closing does not occur on or before August 30, 1999 due to the failure of any condition precedent to the obligation of such party to close (unless the failure results primarily from such party breaching any representation, warranty or covenant contained in the Merger Agreement); and

[] By any party giving notice to the other party at any time after the Special Meeting if the Merger Agreement and the Merger fail to receive the requisite shareholder approval.


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SUMMARY TERMS OF PROPOSED TRANSACTION


EFFECT OF TERMINATION; BREAK-UP FEE

[] Regardless of whether the Merger is consummated, all expenses incurred in connection with the transactions contemplated by the Merger Agreement will be paid by the party incurring such expenses (including legal fees).

[]   If the Merger Agreement terminates prior to the Closing because either:

     (i) the requisite shareholder approval is not obtained at the Special Meeting; or,
     (ii) there is a breach by the Company of any material representation, warranty or covenant contained in the Merger Agreement in any material respect which is not cured within ten days after receipt of notice of the breach from LHS (other than failures which result primarily from LHS breaching any representation, warranty or covenant contained in the Merger Agreement), then the Company shall pay to LHS a termination fee of $350,000, and will reimburse LHS for any and all expenses incurred by LHS, including attorneys' fees, relating to or arising out of the Merger Agreement and the transactions contemplated by the Merger Agreement.


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Historical Trading Data - CCSE





                               [GRAPHIC OMITTED]





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Price & Volume Chart - YTD





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Analysis of Premiums Paid in Merger Transactions

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The analysis presented below compares the imputed premium being offered for the
Common Stock as compared to premiums paid in recent merger and acquisition transactions.

                            Premium of Offer Price to Target Company's Stock Price for
                     All U.S. Announced Transactions from January 1, 1997 through June 2, 1999

                                                               Number of
                       Type of Transaction                    Transactions       Mean       Median        Maximum     Minimum
-----------------------------------------------------------------------------------------------------------------------------

ONE (1) DAY PRIOR TO ANNOUNCEMENT
[] All transactions                                               1,349          28.2%       23.2%        250.3%       -93.5%
[] Transactions  with target  company  stock prices of less         395          35.4%       30.4%        223.7%       -93.5%
   than $10.00 per share
[] Transactions valued less than $25 million                        123          22.0%       23.4%        190.9%       -93.5%

FOUR (4) WEEKS PRIOR TO ANNOUNCEMENT
[] All transactions                                               1,352          40.5%       33.8%        456.2%       -92.5%
[] Transactions  with target  company                               394          50.4%       42.8%        456.2%       -92.5%
   stock prices of less than $10.00 per share
[] Transactions valued less than $25 million                        126          31.9%       29.0%        253.3%       -92.5%


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ANALYSIS OF PREMIUMS PAID IN MERGER TRANSACTIONS


          Imputed Offer Price Per Share for the Common Stock Based Upon
         the Premium of Offer Price to Target Company's Stock Price for
    All U.S. Announced Transactions from January 1, 1997 through June 2, 1999
          Based Upon Announcement of Letter of Intent on April 7, 1999
          ------------------------------------------------------------

              Type of Transaction                       Mean           Median
----------------------------------------------        --------       ----------

One (1) Day Prior to Announcement
[]  All transactions                                    $0.64          $0.62
[]  Transactions  with target  company
    stock prices of less than $10.00 per share          $0.68          $0.65
[]  Transactions valued less than $25 million           $0.61          $0.62

Four (4) Weeks Prior to Announcement
[]  All transactions                                    $1.41          $1.34
[]  Transactions  with target  company  stock
    prices of less than $10.00 per share                $1.50          $1.43
[]  Transactions valued less than $25 million           $1.32          $1.29


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ANALYSIS OF PREMIUMS PAID IN MERGER TRANSACTIONS


                  Imputed Offer Price Per Share for the Common
             Stock Based Upon the Premium of Offer Price to Target
            Company's Stock Price for All U.S. Announced Transactions
         from January 1, 1997 through June 2, 1999 Based Upon the Board
          Meeting on June 7, 1999 During Which the Merger was Approved
          ------------------------------------------------------------


               TYPE OF TRANSACTION                      MEAN          MEDIAN
------------------------------------------------     ----------     ----------

ONE (1) DAY PRIOR TO ANNOUNCEMENT
[]  All transactions                                    $0.88          $0.85
[]  Transactions  with target  company  stock
    prices of less than $10.00 per share                $0.93          $0.90
[]  Transactions valued less than $25 million           $0.84          $0.85

FOUR (4) WEEKS PRIOR TO ANNOUNCEMENT
[]  All transactions                                    $1.05          $1.00
[]  Transactions  with target company stock
    prices of less than $10.00 per share                $1.13          $1.07
[]  Transactions valued less than $25 million           $0.99          $0.97



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ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES


SUMMARY BUSINESS DESCRIPTIONS

ACCUHEALTH, INC (AHLT, OTC BB) is an integrated provider of home health services in the New York, New Jersey, and Connecticut area. Together with its wholly owned subsidiaries, the company provides comprehensive home healthcare services, including administration of a wide array of infusion therapies, sales of oral medications, and sales and rentals of DME and related supplies, as well as home nursing.

AMEDISYS, INC (AMED, OTC BB) is a multi-regional provider of alternate-site healthcare services including home heathcare nursing, home infusion therapy and ambulatory surgery centers. The company operates 71 offices within a network of subsidiaries in the southern and southeastern Untied States.

AMERICAN HOMEPATIENT, INC. (AHOM, NASDAQ) provides home healthcare services and products consisting primarily of respiratory and infusion therapies, and the rental and sale of home medical equipment and home health care supplies. As of December 31, 1998, the company provided these services to patients primarily in the home through 313 centers in 38 states. From its inception through 1997, the company experienced substantial growth primarily as a result of its strategy of acquiring and operating home healthcare businesses. Beginning in 1998, the company's strategy shifted from acquiring new businesses to focus more on internal growth, the integration of its acquired operations and achieving operating efficiencies.

APRIA HEALTHCARE GROUP, INC. (AHG, NYSE) provides comprehensive home healthcare services including infusion therapy, respiratory therapy, and medical equipment. The largest home healthcare company in the U.S., the company resulted from the 1995 merger of Homedco Group and Abbey Healthcare Group. Apria Healthcare Group, Inc. currently has approximately 320 branch locations which serve patients in all 50 states.

CARETENDERS HEALTH CORP. (CTND, NASDAQ Small Caps) provides integrated adult day health services and home healthcare services for seniors and others with chronic and post-acute medical conditions who wish to remain in their homes and communities. The company's home healthcare services include in-home infusion therapy, physical therapy, and custodial companion care. Its adult day care centers provide seniors with transportation to and from the centers, meals, and medical attention. The Company provides its services in nine states, primarily in Kentucky, Ohio, and Maryland.

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ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES


SUMMARY BUSINESS DESCRIPTIONS (CONT.)

CORAM HEALTHCARE CORPORATION (CRH, NYSE) is engaged in three principal lines of business: alternate site (outside the hospital) infusion therapy and related services, ancillary network management services, and pharmacy benefit management and specialty mail-order pharmacy services. Other services offered by Coram include centralized management, administrative and clinical support for clinical research trials, medical informatics and non-intravenous home health products such as DME and respiratory therapy services. Coram delivers its alternate site infusion therapy services through approximately 90 branch offices located in 44 states and Ontario, Canada.

HEALTHCOR HOLDINGS, INC. (HCOR, OTC BB) currently derives the majority of its revenues from the provision of home respiratory therapy, home medical equipment and infusion therapy services. The company provides its services through 51 offices in eight states. The company changed its focus through the addition and growth of respiratory therapy/home medical equipment and infusion therapy services and the closure of substantially all of its Medicare nursing offices. The company expects that it will continue to shift its business mix towards respiratory therapy/home medical equipment and infusion therapy. The company is also developing a proprietary medical information system network, Medisyn, which it believes will enable it to achieve additional cost savings, increase productivity and capture outcomes data that will provide advantages in obtaining managed care business and adapting to regulatory and reimbursement changes.

HELP AT HOME, INC. (HAHI, NASDAQ Small Caps) provides homemaker, custodial and personal home healthcare services to elderly and disabled persons within their homes. Such services consist of nutritional planning and assistance, household management, personal care, skilled nursing interventions, rehabilitative therapy, and medical social work services. The company derives a significant portion of its revenues from 20 regional contracts with the Illinois Department on Aging. The company operates 28 locations in Illinois, Indiana, Missouri, Alabama, Mississippi and Arkansas.

IN HOME HEALTH, INC. (IHHI, NASDAQ) specializes in providing comprehensive healthcare services to clients of all ages in their homes. The company's services include nursing, infusion therapy, hospice, rehabilitation, personal care and homemaking. The company currently provides services from 34 offices and two pharmacies in 19 geographic markets located in 14 states.


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ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES


SUMMARY BUSINESS DESCRIPTIONS (CONT.)

LINCARE HOLDINGS, INC. (LNCR, NASDAQ), is one of the nation's largest providers of oxygen and other respiratory therapy services to patients in the home. The company's customers typically suffer from chronic obstructive pulmonary disease, such as emphysema, chronic bronchitis or asthma, and require supplemental oxygen or other respiratory therapy services in order to alleviate the symptoms and discomfort of respiratory dysfunction. Lincare currently serves over 180,000 customers in 42 states through 378 operating centers.

MATRIA HEALTHCARE, INC. (MATR, NASDAQ) is engaged principally in the business of providing women's health services, cardiovascular and respiratory disease management services, infertility practice management, and diabetes supplies and services. The company was formed in 1996 through the merger of Tokos Medical Corporation and Healthdyne, Inc.

NATIONAL HOME HEALTH CARE CORP. (NHHC, NASDAQ), provides home healthcare services throughout the New York City metropolitan area, including Westchester County, and Long Island in New York and Fairfield and New Haven Counties in Connecticut.

NEW YORK HEALTH CARE, INC. (NYHC, NASDAQ Small Caps) is a licensed home healthcare agency engaged primarily in supplying the services of paraprofessionals who provide a broad range of healthcare support services to patients in their homes. The company operates in all five boroughs of New York City and the counties of Nassau, Westchester, Rockland, Orange, Dutchess, Ulster, Putnam and Sullivan in the State of New York. The company's services are supplied principally pursuant to contracts with healthcare institutions and agencies such as various county departments of social services, Beth Abraham Health Services in the Bronx and Westchester County, Kingsbridge Medical Center, Mt Sinai Medical Center, Coram Network, Aetna US Healthcare, Prudential Tri-State, Olsten and New York Methodist Hospital.

NuMED HOME HEALTH CARE, INC. (NUMD, OTC BB) is a holding company that conducts operations through eight subsidiaries, seven of which offer home healthcare services and temporary nursing staffing in selected markets in Florida, Ohio and Pennsylvania. In addition, the company provides contract staffing of physical and occupational therapists and speech/language pathologists in certain markets of Ohio, Pennsylvania, Indiana and Kentucky.

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ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES


SUMMARY BUSINESS DESCRIPTIONS (CONT.)

OPTION CARE, INC. (OPTN, NASDAQ) provides infusion therapy and other ancillary home healthcare services through its owned locations and through its supporting franchise network. In addition, the company operates a wholly-owned subsidiary that supplies state of the art data management products and services to the home and alternate site healthcare industry. As of December 31, 1998, 145 Option Care infusion therapy locations, including satellite locations, were operating in 35 states. Existing locations included 121 locations owned and operated by franchise owners and 24 locations owned and operated by the company. Certain of the company-owned locations also operate other ancillary healthcare businesses which provide nursing, respiratory therapy and DME.

PEDIATRIC SERVICES OF AMERICA, INC. (PSAI, NASDAQ Small Caps) provides children's healthcare services through 113 branch offices located in 27 states and the District of Columbia, and medical testing services through over 200 locations nationwide. The company provides a broad range of pediatric healthcare services, including nursing, respiratory therapy and other medical equipment, and pharmacy and infusion therapy. In addition, the company provides pediatric rehabilitation services, day treatment centers for medically fragile children, pediatric wellcare services and special needs educational services for pediatric patients. The company also provides case management services in order to assist the family and patient by coordinating the provision of services between the insurer or other payor, the physician, the hospital and other healthcare providers.

STAFF BUILDERS, INC. (SBLI, OTC BB) is an international provider of homehealth care services with over 130 locations in 27 states and the District of Columbia, as well as master franchises in Japan, Spain and Brazil. Staff Builders also provides supplemental staffing personnel under contractual arrangements to hospitals, nursing homes, clinics and other healthcare facilities through 55 locations in 26 states.

STAR MULTI CARE SERVICES, INC. (SMCS, NASDAQ) provides professional and para-professional home healthcare personnel services to elderly, ill and physically challenged individuals in their homes, and to a lesser extent the company provides healthcare facility staffing services for hospitals and nursing homes. The company maintains 15 licensed offices within the five States in which it operates, including New York, New Jersey, Pennsylvania, Ohio and Florida.


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ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES


SUMMARY BUSINESS DESCRIPTIONS (CONT.)

TRANSWORLD HEALTHCARE, INC. (TWH, AMEX) is a regional provider of a broad range of alternate site healthcare services and products. The company also operates a specialized mail-order pharmacy and provides medical supplies to patients nationwide. The company's United Kingdom-based subsidiary provides respiratory therapy, medical supplies and nursing services through 79 locations throughout the United Kingdom.


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DISCOUNTED CASH FLOW ANALYSIS




The discounted cash flow analysis provides an estimate as to the value creation potential of a business based upon a projected stream of cash flows. The general purpose of this analysis is to:

     [] Evaluate the projected cash flows of the Company (incorporating appropriate growth assumptions) on a discounted basis to determine a range of Equity Values. The Equity Values will also incorporate a terminal
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          value for the Company that is based upon a projected Enterprise Value calculated using various revenue multiples.

          0    Equity Value refers to the valuation of 100% of the Common Stock.

          0 Enterprise Value refers to Equity Value plus total debt (based upon book value), minority interest and preferred stock less cash and cash equivalents.


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DISCOUNTED CASH FLOW ANALYSIS


In determining a range of values for the Company using the Discounted Cash Flow approach, Pinnacle Partners:

     [] Determined a required equity rate of return (cost of equity) using the Capital Asset Pricing Model (CAPM)

     [] Calculated a range of weighted average costs of capital (WACCs) using various:
          O    Required equity rates of return; and
          O    Capital structures

     [] Discounted the Company's projected free cash flows (which were based upon the Fiscal 2000 through 2003 forecasts prepared by management) using the WACCs

     []   Derived a range of Equity Values incorporating in the analysis a range of:
          O    Required rates of return; and
          O    Perpetual growth rate assumptions

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